CAUTION:  Consult a lawyer before using or acting under this form.
     All warranties, including merchantability and fitness, are excluded.


                   INDUSTRIAL BUILDING LEASE


 DATE OF LEASE             TERM OF LEASE               MONTHLY RENT
                      BEGINNING        ENDING
March 24, 1997       May 1, 1997   April 30, 2002   SEE RIDER ATTACHED HERETO

Location of Premises:

1528 Brook Drive, Downers Grove, Illinois 60515

Purpose:

Office, warehousing, and operation of printing facility.



     LESSEE                                    LESSOR

NAME     ACE HARDWARE CORPORATION       NAME AND   COLE TAYLOR BANK
                                        BUSINESS   Successor to MAIN BANK
                                                   u/t/a 76-1238
ADDRESS  2200 Kensington Court          ADDRESS    c/o United Industrial
         Oak Brook, IL 60521                       Company
                                                   1935 Techny Road, Unit 15
                                                   Northbrook,IL 60062

    In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose, the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term. All Lessee's payments to be made payable to United Industrial Development Company.

RENT           1. Lessee shall pay Lessor or beneficiaries or Lessor's agent as rent for the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessos may designate in writing.

CONDITION      2. Lessee  received the premises in good order and repair,
AND UPKEEP   and acknowledges that no representations as to the condition
OF PREMISES  and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises including all appurte-nances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, including adjoining alleys, in a clean and healthful condition according to the applicable municipal ordinances an the direction of the proper public officers during the term of this lease at Lessee's expense, and will with out injury to the roof, remove all snow and ice from the same when necessary, and will remove the snow and ice from the sidewalk abutting the Premises; and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent. (*) see reverse side hereof.

LESSEE NOT     3. Lessee will not allow the Premises to be used for any
TO MISUSE;   purpose that will increase the rate of insurance thereon, nor
SUBLET;      any purpose other than that herein before specified, and will
ASSIGNMENT   not load floors with machinery or goods beyond the floor load rating prescribed by applicable municipal ordinances, and will not allow the premises to be occupied in whole or in part, by any other person, and will not sublet the same or any part without in each case the written consent of the Lessor first had, and Lessee will not permit any transfer by operation of law of the interest in the Premises acquired through this lease, to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood and will not permit the same to remain vacant or unoccupied for more than ten consecutive days; and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of or addition to any part of the Premises, except by written consent of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid. Lessee's right to sublease is not to be unreasonably withheld.

MECHANIC'S     4. Lessee will not permit any mechanic's lien or liens to
LIEN be placed upon the Premises or any building or improvement thereon during the termhereof, and in case of the filing of such lien Lesseewill promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

INDEMNITY      5. Lessee covenants and agrees that he will protect and
FOR          save and keep the Lessor forever harmless and indemnified
ACCIDENTS    against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep from any and all claims and against and from any and all loss, cost, damage failure of Lessee in any respect to comply with and perform all the requirements and provisions hereof.

NON-           6. Except as provided by Illinois statute, Lessor shall
LIABILITY    not be liable for any damage occasioned by failure to keep the
OF LESSOR    Premises in repair nor for any damage done or occasioned by or from plumbing sprinkler, steam or other pipes or sewerage or the bursting leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

WATER,         7. Lessee will pay, in addition to the rent above specified
GAS AND      all water rents, gas and electric light and power bills taxed,
ELECTRIC     levied, or charged on the Premises, for and during the time for
CHARGES      which this lease is granted and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified are declared to be so much additional rent and payable with the installment of rent next due thereafter.

KEEP           8. Lessor shall not be obliged to incur any expense for
PREMISES     repairing any improvements upon said demised Premises or
IN REPAIR    connected therewith, and the Lessee at his own expense will keep all improvements in good repair (injury by fire, or other causes beyond Lessee's control excepted) as well as in a good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far is possible, keep said improvements from deterioration due to ordinary wear and from falling temporarily out of repair. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent imme-diately due from and payable by Lessee to Lessor.

ACCESS TO      9. Lessee will allow Lessor free access to the premises
PREMISES for the purpose of examining or exhibiting the same, or to make any needful repairs, or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all times notice of "For Sale" and "To Rent", and will not interfere with the same.

ABANDON-      10. If Lessee shall abandon or vacate the Premises, or if
MENT AND     Lessee's right to occupy the Premises be terminated by Lessor
RELETTING    by reason of Lessee's breach of any of theft covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.

HOLDING       11. Lessee will, at the termination of this lease by lapse
OVER of time or otherwise, yield up immediate possession to Lessor but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth;
             nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

EXTRA         12. There shall not be allowed, kept, or used on the Premises
FIRE         any inflammable or explosive liquids or materials save such as
HAZARD       may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable
             Board of Underwriters and statutes and ordinances now or hereafter in force.

DEFAULT       13. If default be made in the payment of the above rent, or
BY           any part thereof, or in any of the covenants herein contained
LESSEE       to be kept by the Lessee, Lessor may at any time thereafter at his election declare said term ended and reenter the Premises or any part thereof, with or (to the extent permitted by law) without notice or process of law, and remove Lessee or any persons occupying the same, without prejudice to any remedies which might otherwise be used for arrears of rent, and Lessor shall have at all times the right to distrain for rent due, and shall have a valid and first Lien upon all personal property which Lessee now owns, or may hereafter acquire or have an interest in, which is by law subject to such distraint, as security for payment of the rent herein reserved.

NO RENT       14. Lessee's covenant to pay rent is and shall be independent
DEDUCTION    of each and every other covenant of this lease. Lessee agrees
OR SET OFF   that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

RENT AFTER    15. It is further agreed, by the parties hereto, that after
NOTICE       the service of notice, or the commencement of a suit or after
OR SUIT      final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

PAYMENT OF    16. [DELETED]
COSTS

RIGHTS        17. The rights and remedies of Lessor under this lease are
CUMULATIVE   cumulative.  The exercise or use of any one or more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other remedy.

FIRE AND      18. [DELETED]
CASUALTY

SUBORDINATION 19. This lease is subordinate to all mortgages which may now or hereafter affect the Premises.

PLURALS:      20. The words "Lessor" and "Lessee" wherever herein occuring
SUCCESSORS   and used shall be construed to mean "Lessors" and "Lessees" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors administrators and assigns and may be exercised by his or their attorney or agent.

SEVERABILITY  21. Wherever possible, each provision of this lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.



        RIDER ATTACHED HERETO AND MADE A PART OF THE
        INDUSTRIAL BUILDING LEASE BETWEEN ACE HARDWARE
         CORPORATION, AS LESSEE AND COLE TAYLOR BANK,
            SUCCESSOR TO MAIN BANK U/T/A 761238,
                AS LESSOR DATED MARCH 24, 1997




22.  BASE  RENT.   During the term hereof, the  Base  Rent  due
     hereunder shall be as follows:

     Period                       Annual Base       Monthly Base
                                     Rent               Rent

     May 1, 1997-April 30, 2000   $150,000.00       $ 12,500.00
     May 1, 2000-April 30, 2002   $160,000.00       $ 13,333.33

23. CASUALTY. In case the Premises shall be rendered wholly or partially untenantable by fire or other casualty, subject to the approval of Lessor's mortgagee, Lessor shall use any insurance proceeds to repair and restore the Premises. It is further provided that during the period while the Premises are wholly or partially untenantable, rent shall abate on a prorata basis, provided however that if the Premises are not substantially restored within one hundred twenty (120) days from the date of said fire or other casualty, then Lessee may, at its option, within said period of time, rescind and cancel the within Lease, which would be Lessee's exclusive remedy if so elected.

24. MAINTENANCE AND REPAIR. Notwithstanding anything to the contrary herein contained, Lessee agrees to make all necessary  repairs  and replacements,  both  interior  and exterior, of any kind, nature and description, and to supply its own heat and hot water and other utilities during the term of this Lease, provided however that Lessor shall remain responsible for all necessary repairs to the roof and ordinary and usual structural repairs on the subject building arising out of ordinary wear and tear. It is understood that any damage to the roof or structural parts of the subject building resulting from fire or other peril, whether or not encompassed by the fire and extended coverage insurance provided for herein, shall be the responsibility of Lessee.

25. REAL ESTATE TAXES. Lessee agrees to pay as additional rent, the general real estate taxes and any special tax assessment attributable to the subject real estate during the term of the Lease and any renewals thereof within thirty (30) days of receipt of any such tax bills from Lessor, provided however that Lessee shall have the right to challenge and contest any increase in the real estate tax assessment attributable to the Premises, and that Lessor will fully cooperate in connection therewith so long as any such action and fees paid in connection therewith shall be at the sole cost and expense of Lessee and so long as any such tax or assessment is paid within thirty (30) days of the issuance of a bill therefor.

26. SUBORDINATION. Lessor shall have the right from time to time and at any time during the term of this Lease or any extension thereof, to mortgage the Premises, and Lessee agrees that this Lease is subject and subordinate to the terms of a mortgage to be placed on or encumbering the Premises. Lessee further agrees to execute any and all documents required by any mortgagee to evidence the subordination of this lease. Lessor is appointed as agent for Lessee to execute such instruments of subordination or estoppel.

27. INSURANCE. Lessee shall furnish and maintain fire and extended coverage insurance in the amount of ONE MILLION SIX HUNDRED THOUSAND ($1,600,000.00) DOLLARS at its cost and expense covering the Premises, which will name the Lessor as an additional insured and any mortgagee to the extent of its interest. Lessee shall also furnish to
     Lessor O.L.T. Policies of Insurance naming Lessor as an additional party insured with liability limits of THREE HUNDRED THOUSAND ($300,000.00) DOLLARS and ONE MILLION ($1,000,000.00) DOLLARS and property limits damage of ONE HUNDRED THOUSAND ($100,000.00) DOLLARS. All such policies shall provide that the same shall not be canceled except on no less than thirty (30) days prior written notice to Lessor. Certificates of such insurance will be delivered to Lessor by Lessee and Lessee shall maintain coverage during the entire term of the Lease or any extension thereof.
          If Lessee shall fail within the period herein above fixed for such purpose, to obtain any insurance required hereunder or to pay all premiums with respect thereto, Lessor shall have the right, but shall not be obligated to, obtain any such insurance and/or pay any such premiums not so paid by Lessee. Any monies advanced by Lessor for such purpose shall be deemed additional rent and shall be payable immediately by Lessee to Lessor.

28. WAIVER OF SUBROGATION. When (a), any loss, cost, damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Lease in connection with the Premises, and
     (b) the subject parties are then covered in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage or expense, and waives any right of subrogation which might otherwise exist in and accrue to any person on account thereof, provided that such lease or liability and waiver of the right of subrogation shall not be operative in cases where the effect thereof is to render invalid such insurance coverage.

29. QUIET ENJOYMENT. So long as Lessee is not in default under the covenants and agreements of this Lease, Lessee's quiet and peaceable enjoyment of the Premises shall not be disturbed or interfered with by Lessor or by any person claiming by, through or under Lessor. Notwithstanding anything to the contrary contained herein, it is understood that so long as Lessee fulfills its obligations hereunder, it will not be denied occupancy of the Premises incidental to any action taken by any mortgagee of Lessor.

30. NOTICES. Notwithstanding anything to the contrary herein contained, there shall be no breach or default of any nature or kind unless and until the breaching or defaulting party receives written notice by Certified Mail, Return Receipt Requested and fails to cure said breach or default within ten (10) days after the aforesaid notice if said breach constitutes a failure to pay any monetary amount as required hereunder, and fails to commence to cure and to proceed with diligence in curing any non-monetary breach or default within fifteen (15) days after the aforesaid notice.
          All notices required hereunder shall be by Certified Mail, Return Receipt Requested, where to the Lessor it shall be mailed in care of Sam Rothbart, United Industrial Development Company, 1935 Techny Road, Unit 15, Northbrook, Illinois 60062, and where to it shall be mailed to Lessee, Ace Hardware Corporation, 2200 Kensington Court, Oak Brook, Illinois 60521.

31. CONDEMNATION. In the event that the whole of the Premises shall be permanently taken or condemned for a public or quasi public use or purpose by a competent governmental authority, then and in that event, the term of this Lease shall terminate from the date when possession of the Premises shall be required for such use or purpose, and any award, compensation or damages, shall belong solely to Lessor, but nothing herein shall preclude Lessee from proving to the extent allowable by law, its damages with respect to leasehold improvements, moving expenses, and loss of profits and receiving an award therefor. Current rental due shall in that case be prorated as of the date of termination of the Lease.
          In the event that a part of the Premises, exceeding one-third (1/3) of the total square footage of the subject building, shall be taken or condemned by any competent governmental authority for a public or quasi-public use or purpose, then Lessee, may, at its option, if the Premises cannot be restored to any economic unit for Lessee's use and purpose by expenditure of the award arising from such condemnation, which determination, if the parties shall not agree thereon, shall be made by an architect or engineer approved by both parties, terminate this Lease and the terms hereof, on the date when possession of such part of the Premises shall be required for such use or purpose upon which the condemnation is based, and any award shall belong to the Lessor solely, but nothing herein contained shall preclude Lessee from proving to the extent allowable by law, the damages with respect to the leasehold improvements, moving expenses, and loss of profits and receiving an award therefor. Such option to terminate shall be exercised by the Lessee by notice to the Lessor not less than sixty (60) days after the date of the first offer by the condemning body or after the filing in Court of a petition to condemn, whichever is sooner. If the condemnation is not completed after the offer is made, the election to terminate shall be null and void. In any event, the termination shall not be effective unless possession of a portion of the Premises is taken by the condemning body. If the Lessee shall not so elect to terminate this Lease in the event of a partial taking, including the taking of a portion of the subject building, or in the event of any other partial taking, the, upon the payment of any award arising from said condemnation, the amount received shall be used promptly in defraying to the extent that it suffices, the cost and expense in making repairs to, alteration of, or additions to the improvements of the Premises for the use of restoring the same to the economic unit for Lessee's use and purpose, to the extent that may have been made necessary by such condemnation. The balance, if any, remaining shall be retained by the Lessor. In the event of such partial taking, including the taking of a portion of the subject building or in the event of any other partial taking, the Lessee shall be entitled to an equitable reduction in the rent due, based upon the restored value of the Premises. In any event the attorney handling the condemnation shall be chosen by the Lessor and Lessor shall have the sole right to determine settlement of the proceedings, but not settlement of Lessee's claim for damages.

32. BROKERS. The parties hereto each represent to each other that no brokers were involved in connection with the within transaction.

33.  SIGNS.   It is further understood that Lessee may continue
     to maintain a sign on the Premises provided same complies with applicable ordinances of the Village of Downers
     Grove.

34. PERMITTED ALTERATIONS. Lessor grants Lessee unconditional permission to:
     (a)  Seal all concrete floors.
     (b)  Paint all interior cement block walls.
     (c) Install at Lessee's cost, humidifiers sufficient in capacity to meet moisture requirements for Lessee's printing business.
     (d) Install interior partitions as needed in the conduct of Lessee's business.

35. EXAMINATION OF PREMISES ON TERMINATION. It is further agreed upon termination of this Lease or any extension thereof that Lessee shall prior to said termination: move any and all debris from the interior and exterior of the Premises; repair any and all heating, air-conditioning, and mechanical appurtenances and/or fixtures so that same are in good working order; replace any and all broken glass in and about the Premises; clean the Premises so that they are returned to Lessor in a clean and orderly condition, which shall include but not be limited removal of any and all foreign materials on the floor of the Premises, including oil and other chemicals and substances.
          It is understood that wherever possible the parties will mutually inspect the Premises thirty (30) days prior to termination of the within Lease for the purpose of evaluating any and all repair or restoration work to be performed by Lessee in order to return the Premises to Lessor in its condition prior to Lessee's taking possession of the Premises, ordinary wear and tear excepted. It is further understood that upon vacation of the Premises by Lessee, that Lessor shall, as soon as reasonably possible after Lessee's tender of possession to Lessor, re-inspect the Premises for the purpose of determining whether or not all repairs and restoration required of Lessee have been made, and that after such inspection any and all security deposits with Lessor shall be returned to Lessee, after deducting therefrom the estimated costs of any and all repairs and/or restoration required to be performed by Lessee which have not been made as of the time of Lessee's vacation of the Premises and after the further deduction therefrom of any and all monies estimated to be due from Lessee for the payment of any taxes, insurance, or other obligations of Lessee hereunder. Upon finalization of any amounts estimated hereunder any additional amounts owed by Lessee shall be paid to Lessor forthwith and any additional amounts retained by Lessor shall be returned to Lessee.

36. COMPLIANCE WITH LAW. The parties acknowledge that there are certain federal, state and local laws, regulations and guidelines now in effect, and that additional laws, regulations and guidelines may hereafter by enacted, relating to or affecting the Premises, concerning the impact on the environment of construction, land use, the maintenance and operation of structures and the conduct of business. Lessee will not cause, or permit to be caused any act or practice, by negligence, omission, or otherwise, that would adversely affect the environment or do anything to permit anything to be done that would violate any of said laws, regulations or guidelines. Any violation of this covenant shall be an event of default under this Lease.
          Nor will Lessee engage in an activity or undertaking which would give rise to that violation of said laws, regulations, or guidelines, and in the event Lessee receives any notice, correspondence or transmittal purporting any violations of the above, then Lessee will promptly notify Lessor, and further Lessee will immediately rectify said violation and hereby agrees to indemnify and defend Lessor for all costs, including but not limited to cleanup of said violation, consulting fees of environmental consultants, and any and all attorneys fees that Lessor may incur as a result of Lessee's activities. The provisions of the within paragraph shall survive termination of this Lease and shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns, and mortgagees thereof.

37. OPTION TO EXTEND. So long as TENANT is not in default hereunder, TENANT shall have the right to extend the term of the within Lease for two (2), one (1) year periods upon the same terms and conditions except for rental upon not less than nine (9) months prior written notice, certified mail, return receipt required. Failure to send such notice not less than nine (9) months prior to the expiration of the initial term hereof shall render both options null and void and of no further force or effect.
     In the event that the exercise of the first option, failure to send such notice not less than nine (9) months prior to the expiration of the first option term shall render the second option null and void and of no further force or effect.
          In the event of the exercise of either or both of the aforesaid options, the Base Rent for the renewal terms shall be as follows:

     Period                      Annual Base        Monthly Base
                                    Rent                Rent


     May 1, 2002-April 30, 2003  $165,000.00       $13,750.00
     May 1, 2003-April 30, 2004  $170,000.00       $14,166.66




                              LESSEE:

                              ACE HARDWARE CORPORATION,




                              BY:____________________________



                              LESSOR:

                              COLE  TAYLOR  BANK, Successor  to
                              MAIN BANK, not personally but  as
                              Trustee under Trust No. 76-1238,




                              BY:____________________________

1
SAM ROTHBART

ACE HARDWARE LEASE

                  FILE NO:  95-13


            CLEAN MARKED:  ACEROTHB.T2

       UNDERLINED MARKED:  ACEROTHB.T2R
2This is RED.MAC - format for first page of redline legal

Use REDPG2.MAC - for second page.



   (*)Notwithstanding anything to the contrary herein contained, it is understood that Lessee shall further be responsible and hereby agrees indemnify and hold harmless Lessor and its beneficiaries from any-and all-damages resulting from any violation of any law, ordinance, rule or regulation or relating to hazardous or toxic wastes and/or environmental requirements arising by or through Lessee's occupancy of the premises.

                   LESSOR EXONERATION RIDER

This LEASE is executed as lessor by COLE TAYLOR BANK, not personally, but solely as Trustee as aforesaid and it is expressly understood and agreed by and between the parties hereto, anything in this Lease to the contrary notwithstanding, that each and all of the covenants, undertakings and agreements in this Lease contained are made and intended not as personal covenants, undertakings and agreements of COLE TAYLOR BANK, or any of its officers, agents or employees, but this Lease is executed and delivered by the undersigned Lessor solely as Trustee as aforesaid and no personal liability or personal responsibility is assumed by, or shall at any time be asserted or enforced against COLE TAYLOR BANK, its officers agents or employees, on account of any covenants, representations, undertakings or agreements in this Lease contained, or otherwise either express or implied, all such personal liability, if any, being hereby expressly waived and released, it being understood that the Lessee or anyone claiming by through or under the Lease shall look solely to the trust property for the enforcement or collection of any such liability. By way of illustration only and without limitation of the foregoing, it is further understood and agreed that neither the Lessor nor the said COLE TAYLOR BANK individually shall have any duty whatsoever with reference to the condition of, or the title to, said premises. The Lessee hereunder is hereby charged with knowledge that the Lessor does not, in fact, have possession of nor exercise any dominion over the trust property or the income or avails therefrom. It is further expressly understood and agreed that this lease is signed by the undersigned Lessor solely for the purpose of subjecting the title to the trust property to the terms of this Lease and for no other purpose whatsoever. Any conveyance of the demised premises by the undersigned Lessor shall operate to release the Lessor and COLE TAYLOR BANK in every capacity from any and all obligations, if any, under this Lease. It is further expressly understood and agreed that no duty shall rest upon the Lessor or COLE TAYLOR BANK to sequester the trust property or the rents, issues and profits arising therefrom, or the profits arising from any sale or other disposition thereof.


  Trustee's Exoneration Rider Attached hereto And Made A Part Hereof

  If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

  This lease consists of    pages numbered 1 to    including a rider
consisting of    page identified by Lessor and Lessee.

  IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the Date of Lease Stated above.

LESSEE:                          LESSOR:
Donald Schuman         (Seal)    COLE TAYLOR BANK          (Seal)
                       (Seal)      as Trustee under Its Trust No.
                                   and not individually

                            BY                             (Seal)
                               Trust Officer



                     ASSIGNMENT BY LESSOR

On this               ,19   , for value received, Lessor hereby transfers,

assigns and sets over to                                    all right, title

and interest in and to the above Lease and the rent thereby reserved, except

rent due and payable prior to                , 19    .



                                                             (SEAL)


                                                             (SEAL)



                           GUARANTEE

On this               ,19   , In consideration of Ten Dollars ($10.00) and
other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Guarantor hereby guarantees the payment of rent and performance by Lessee, Lessee's heirs, executors, administrators, successors or assigns of all covenants and agreements of the above Lease.


                                                            (SEAL)



                                                            (SEAL)